UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                            Date: September 18, 2009


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                               September 18, 2009

                           Blue Dolphin Energy Company

             (Exact name of registrant as specified in its charter)


          Delaware                    0-15905                   73-1268729
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification No.)

                          801 Travis Street, Suite 2100
                                Houston, TX 77002
              (Address of principal executive office and zip code)


                                 (713) 568-4725
              (Registrant's telephone number, including area code)


                                (Not Applicable)
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))











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Item 3.01.    Notice of Failure to Satisfy a Continued Listing Rule or Standard.

         On September 16, 2009, Blue Dolphin Energy Company ("Blue Dolphin") received a letter from The Nasdaq Stock Market indicating that for the preceding 30 consecutive trading days, the bid price of Blue Dolphin's common stock closed below the minimum $1.00 per share requirement for continued inclusion under Marketplace Rule 5550(a)(2). According to the letter, Blue Dolphin has until March 15, 2010 to regain compliance.

         If Blue Dolphin cannot demonstrate compliance by March 15, 2010, The Nasdaq Stock Market staff will determine whether Blue Dolphin meets The Nasdaq Capital Market initial listing criteria as set forth in Marketplace Rule 5505. If Blue Dolphin meets the initial listing criteria, Blue Dolphin will be granted an additional 180 calendar day compliance period. If Blue Dolphin is not eligible for an additional compliance period, its securities will be delisted. Blue Dolphin may appeal this determination.

Item 9.01.    Financial Statements and Exhibits.

     (d)  Exhibits.

          99.1    Press release dated September 18, 2009.







































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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 18, 2009

                                                   Blue Dolphin Energy Company

                                                   /s/ THOMAS W. HEATH
                                                   -----------------------------
                                                   Thomas W. Heath
                                                   President and Secretary






















































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                                INDEX TO EXHIBITS


Exhibit Number       Description of Exhibit
--------------       ----------------------

          99.1       Press release dated September 18, 2009.